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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 14, 2001
                                                  -----------------------------


                           PARK-OHIO INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



     Ohio                      333-43005                    34-6520107
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(State or other               (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


      23000 Euclid Avenue
      Cleveland, Ohio                                          44117
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       (216) 692-7200
                                                   ----------------------------




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ITEM 5.        OTHER EVENTS
------         ------------

        On November 14, 2001, Park-Ohio Industries, Inc. entered into a Third Amendment to its Credit and Security Agreement.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS
------         ---------------------------------

               1.   (c)    Exhibits

                           4     Third Amendment to Credit and Security
                                 Agreement dated November 14, 2001, among
                                 Park-Ohio Industries, Inc. and various
                                 financial institutions.





                                   SIGNATURES
                                   ----------


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
Dated: December 14, 2001             PARK-OHIO INDUSTRIES, INC.
                                    --------------------------
                                            (Registrant)


                                    By:  /s/ Richard P. Elliott
                                       ---------------------------
                                    Name:     Richard P. Elliott
                                    Title:    Vice President and Chief Financial Officer
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